Filed Pursuant to Rule 497(a)

File no. 333-182941

Behringer Harvard and Prospect Capital Management Announce Initial Public Offering of Priority Senior Secured Income Fund, Inc.

May 9, 2013 — Behringer Harvard Holdings LLC (“Behringer Harvard”) and Prospect Capital Management LLC (“Prospect Capital”) announced today the initial launch of the public offering of Priority Senior Secured Income Fund, Inc., a registered investment program co-sponsored by a joint venture between Behringer Harvard and Prospect Capital.

Priority Senior Secured Income Fund has been created to acquire and grow an investment portfolio primarily consisting of senior secured loans or pools of senior secured loans known as collateralized loan obligations (CLOs). Such loans generally will include a first lien on the assets of the respective borrowers, which are typically U.S.-based privately- and publicly-held companies.

The investment objective of Priority Senior Secured Income Fund is to generate current income and, as a secondary objective, long-term capital appreciation.

Prospectus

A registration statement relating to the common stock of Priority Senior Secured Income Fund, Inc. was filed with and has been declared effective by the Securities and Exchange Commission. These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor have they passed upon the accuracy or adequacy of the prospectus. The offering of Priority Senior Secured Income Fund, Inc.’s common stock is being made solely by means of a written prospectus forming part of the effective registration statement. To request copies of the prospectus for Priority Senior Secured Income Fund, Inc., visit priority-incomefund.com, call toll-free 866.655.3600, or contact Behringer Securities LP at 15601 Dallas Parkway, Suite 600, Addison, TX 75001. The prospectus contains additional information about Priority Senior Secured Income Fund, Inc. and should be read carefully before investing. Investors are advised to consider the investment objective, risks, charges and expenses of Priority Senior Secured Income Fund, Inc. carefully before investing.

This press release is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer and sale are not permitted.

About Behringer Harvard

Behringer Harvard creates, manages and distributes global institutional-quality alternative investment programs for individual and institutional investors. Programs sponsored and managed by the Behringer Harvard group of companies have attracted equity of more than $6 billion and made investments into more than $11 billion in assets. For more information, contact our U.S. headquarters toll-free at 866.655.3600 or our European headquarters at 011 49 40 34 9999 90, or visit behringerharvard.com.

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About Prospect Capital

Headquartered in New York City, Prospect Capital is an SEC-registered investment advisor that, with its predecessors and affiliates, has a 25-year history of investing in and managing high-yielding debt and equity investments, using both private partnerships and publicly-traded closed-end structures. Prospect Capital and its affiliates employ a team of over 70 professionals who focus on credit-oriented investments yielding attractive current income. Prospect Capital manages one of the largest Business Development Companies, Prospect Capital Corporation (NASDAQ: PSEC), which is publicly traded with over $4.5 billion of capital under management (including undrawn credit facilities). For more information, visit prospectcapitalmanagement.com or call 212.448.0702.

Forward-Looking Statements

This press release may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the future performance of Priority Senior Secured Income Fund, Inc. Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. Any such statements, other than statements of historical fact, are highly likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under the control of Priority Senior Secured Income Fund, Inc., and that Priority Senior Secured Income Fund, Inc. may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from any forward-looking statements. Such statements speak only as of the time when made, and we undertake no obligation to update any such statements now or in the future. Priority Senior Secured Income Fund, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Barbara Marler Behringer Harvard bmarler@behringerharvard.com 469.341.2312	David Nesmith Richards Partners for Behringer Harvard david_nesmith@richards.com 214.891.2864

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